Amplify Seymour Cannabis ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 73.3%	Shares	Value
Consumer Discretionary - 6.6%
GrowGeneration Corp. (a)	484,394	$818,626

Consumer Staples - 3.5%
Village Farms International, Inc. (a)(b)	562,770	433,896

Financials - 4.6%
Chicago Atlantic BDC, Inc.	47,544	579,324

Health Care - 44.7%(c)
Aleafia Health, Inc. (a)(d)	80,872	0
Auxly Cannabis Group, Inc. (a)	2,041,044	56,796
Canopy Growth Corp. (a)(b)	35,152	96,316
Charlotte's Web Holdings, Inc. (a)(b)	1,068,907	92,952
Clever Leaves Holdings, Inc. (a)	5,249	1
Cronos Group, Inc. (a)	507,917	1,025,992
Curaleaf Holdings, Inc. (a)	732,364	1,141,254
Jazz Pharmaceuticals PLC (a)	537	66,132
MediPharm Labs Corp. (a)	2,927,844	122,210
Organigram Holdings, Inc. (a)	164,536	264,903
SNDL, Inc. (a)	289,526	518,252
TerrAscend Corp. (a)	1,044,276	668,360
Tilray Brands, Inc. (a)(b)	1,132,544	1,506,283
		5,559,451

Industrials - 0.8%
Hydrofarm Holdings Group, Inc. (a)	166,326	96,469

Information Technology - 13.1%
WM Technology, Inc. (a)	1,176,741	1,623,902
TOTAL COMMON STOCKS (Cost $67,614,912)		9,111,668

REAL ESTATE INVESTMENT TRUSTS - 12.2%
Chicago Atlantic Real Estate Finance, Inc.	29,072	448,290
Innovative Industrial Properties, Inc.	15,981	1,064,974
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,873,368)		1,513,264

SHORT-TERM INVESTMENTS - 61.9%
Investments Purchased with Proceeds from Securities Lending - 14.6%
First American Government Obligations Fund - Class X, 4.39% (e)	1,815,013	1,815,013

Money Market Funds - 47.3%
Invesco Government & Agency Portfolio - Class Institutional, 4.42% (e)(f)	5,869,143	5,869,143
TOTAL SHORT-TERM INVESTMENTS (Cost $7,684,156)		7,684,156

TOTAL INVESTMENTS - 147.4% (Cost $77,172,436)		18,309,088
Liabilities in Excess of Other Assets - (47.4)%		(5,885,923)
TOTAL NET ASSETS - 100.0%		$12,423,165
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $1,508,023 which represented 12.1% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2024.

(e)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Amplify Seymour Cannabis ETF
Schedule of Total Return Swap Contracts
December 31, 2024 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Ayr Wellness, Inc. Warrant Expires 02/07/2026	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	$11,488	$3,932
Ayr Wellness, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	113,227	17,849
Cannabist Co. Holdings, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	19,328	3,184
Cresco Labs, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	1,070,703	(46,708)
Curaleaf Holdings, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	223,456	10,971
Green Thumb Industries, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	2,878,487	148,754
Trulieve Cannabis Corp.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	2,377,205	278,831
Verano Holdings Corp.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Monthly	06/27/2025	726,143	12,943
Net Unrealized Appreciation (Depreciation)							$429,756

There are no upfront payments or receipts associated with total return swaps in the Fund as of December 31, 2024.

OBFR - Overnight Bank Funding Rate was 4.33% as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Seymour Cannabis ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3		Total
Assets:
Common Stocks	$9,111,668	$–	$–	(a)	$9,111,668
Real Estate Investment Trusts	1,513,264	–	–		1,513,264
Investments Purchased with Proceeds from Securities Lending	1,815,013	–	–		1,815,013
Money Market Funds	5,869,143	–	–		5,869,143
Total Investments	$18,309,088	$–	$–	(a)	$18,309,088

Other Financial Instruments:
Total Return Swaps*	–	476,464	–		476,464
Total Other Financial Instruments	$–	$476,464	$–		$476,464

Liabilities:

Other Financial Instruments:
Total Return Swaps*	–	(46,708)	–		(46,708)
Total Other Financial Instruments	$–	$(46,708)	$–		$(46,708)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were [no] transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.

Secured Borrowings (Unaudited)

The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of December 31, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.